POWERING GLOBAL INVESTMENTS May 20, 2014 UBS Global Financial Services Conference 2014 Gerald Hassell Chairman and Chief Executive Officer Todd Gibbons Chief Financial Officer Exhibit 99.1

UBS Global Financial Services Conference 2014
Cautionary Statement
A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”)
expectations regarding: Investment Management’s positioning for growth; the Fed Funds Effective rate and impact of increases on our business; signs of an abatement in Corporate Trust run-off and the return of the private housing market and impact on business;
the long-term growth potential of Investment Management; the benefits to having investment management and investment services under one company; investing in our franchise for organic growth; projected margin impacts of investment management initiatives;
the challenging operating environment and impact on the investment services business; expense control plans and annual run-rate of savings; changes in technology and staffing; possible gains relating to real estate sales; expected severance charges; our strong capital position; our ability to perform well in stress scenarios and maintain our high payout ratios; our 2014 capital plan; the impact of new capital regulations; the outlook for Corporate Trust, including exploration of options and timing of process; our business model’s ability to drive shareholder value and our growth position; and statements regarding the Corporation's aspirations, as well as the
Corporation’s overall plans, strategies, goals, objectives, expectations, estimates, intentions, targets, opportunities and initiatives.
These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control).
Actual results may differ materially from those expressed or implied as a result of the factors described under “Forward Looking
Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013 (the
“2013 Annual Report”), and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such
forward-looking statements speak only as of May 20, 2014, and the Corporation undertakes no obligation to update any forward-
looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.
Non-GAAP Measures: In this presentation we may discuss some non-GAAP adjusted measures in detailing the Corporation’s performance. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP adjusted measures are contained in the
Corporation’s reports filed with the SEC, including the 2013 Annual Report and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, available at
www.bnymellon.com/investorrelations.

UBS Global Financial Services Conference 2014 The Investments Company for the World Expertise Across the Investment Lifecycle 2 See page 25 in Appendix for sources.

UBS Global Financial Services Conference 2014

The Investments Company for the World
Global Market Leadership
Corporate
Trust
#1 Global corporate trust service provider
Treasury
Services
Top 5 in U.S.D. payments
Global Markets Client driven trading
Global Collateral
Services
Leveraging the breadth of Investment
Services
* Consolidated revenue and pretax income include the Other segment.  LTM = Last twelve months
Pretax income for Investment Services and Investment Management exclude amortization of intangible assets. See Appendix for revenue and pretax income reconciliation.
Rankings reflect BNY Mellon’s size in the markets in which it operates and are based on internal data as well as BNY Mellon’s knowledge of those markets.
For additional details regarding these rankings, see Appendix and / or pages 17, 20-21 of our Form 10-Q for the quarter ended March 31, 2014, available at
www.bnymellon.com/investorrelations.
Asset Servicing
Largest global custodian ranked by Assets
Under Custody / Administration
Alternative
Investment Services
#3 fund administrator
Broker-Dealer
Services
#1 (U.S.), growing globally
Pershing
#1 clearing firm U.S., U.K., Ireland,
Australia
Depositary
Receipts
#1 in market share (~60%)
Asset
Management
#8 global asset manager
Consolidated Revenue of ~$15.1B and Pretax Income of ~$3.9B* – LTM 3/31/14
Investment Management
(46% non-U.S. revenue)
Investment Services
(36% non-U.S. revenue)
Wealth
Management
#7 U.S. wealth manager
Revenue: ~$10.1B
Pretax Income: ~$2.9B
Revenue: ~$4.0B
Pretax Income: ~$1.1B

UBS Global Financial Services Conference 2014
Growth
Year-over-Year
Pretax Income +12%
Net income (16%)
+9% (excluding disallowance of certain tax credits) 2
Investment Management Fees 1 +7%
AUM +$197 billion (+14%)
Net AUM inflows of $100 billion
Investment Services Fees +4%
AUC/A +$1.3 trillion (+5%)
Estimated new AUC/A wins of $639 billion
Net Interest Revenue +1%
Mix of interest-earning assets, lower funding costs and higher interest-earning assets offset by lower yields
Operating Expenses 0%
Lower litigation provision, offset by higher core expenses in support of fee growth and increasing regulatory / risk / compliance costs
2013 Highlights
4
2013
Total Shareholder Return 39%
Return on Tangible Common
Equity 2
20%
Share Repurchases $1B
83% total payout ratio
Repurchased ~3% of shares outstanding
Quarterly Dividend Increase 15%
1 Includes Performance fees.
2 Represents a non-GAAP adjusted measure. See Appendix for reconciliation. Additional disclosure regarding this measure and other non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, including our 2013 Annual Report, available at
www.bnymellon.com/investorrelations.

UBS Global Financial Services Conference 2014
2013 -- Solid Pretax Income Growth Despite Factors Unique to BNY Mellon
Pretax Income +12%
5
Money Market
Fee Waivers Pretax Trend
($millions)
Corporate Trust
Pretax Income ¹
($millions)
• Pretax decline partially
driven by structured
debt run-off
• Structured debt run-off
expected to abate in the
next 18 to 24 months
Combined pretax margin
dilution of ~260 bps from
2009 to 2013
1 Excludes the impact of intangible amortization and money market fee waivers. 2 Assumes no change in client behavior.
Rapid Recovery of Fee
Waivers With Rising
Short-Term Interest Rates

UBS Global Financial Services Conference 2014
Growth
1Q14 vs. 1Q13
Pretax Income +12%
Net income +12% (excluding disallowance of certain tax
credits)
2
Investment Management Fees
1
+3%
AUM +$197 billion (+14%)
Net AUM inflows of $87 billion – LTM
Investment Services Fees +3%
AUC/A +$1.6 trillion (+6%)
Estimated new AUC/A wins of $595 billion – LTM
Net Interest Revenue +1%
Change in mix of interest-earning assets and higher
average deposits, partially offset by lower investment
yields
Operating Expenses (3%)
Lower litigation provision in 1Q14 as well as an
administrative error and cost of generating tax credits in
1Q13, partially offset by higher compensation,
professional, legal & other purchased service expenses
1Q14 Highlights
6
1Q14
Total Shareholder Return – LTM 29%
Return on Tangible Common
Equity
2
17%
Share Repurchases $375MM
~83% total payout ratio
Common Dividend Paid $174MM
1 Includes Performance fees. LTM = Last twelve months
2 Represents a non-GAAP adjusted measure. See Appendix for reconciliation. Additional disclosure regarding this measure and other non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, including our Form 10-Q for the quarter ended March 31, 2014, available at
www.bnymellon.com/investorrelations.

UBS Global Financial Services Conference 2014

Investment
Management
– Driving Organic Growth
Multi-Boutique Model & Wealth Management
NEWTON
CIS
SIGULER
GUFF*
MELLON
CAPITAL
THE
BOSTON
COMPANY
CENTER-
SQUARE
STANDISH
EACM
HAMON*
INSIGHT
ALCENTRA
BNY
MELLON
WESTERN
FMC*
WALTER
SCOTT
BNY
MELLON
ARX
MERITEN
Highly successful contributor to earnings
Minimal balance sheet usage
Positive to BNY Mellon’s credit ratings and
stress test performance – diverse revenue
streams and fee-generating business
Corporate brand and excellent credit ratings are
attractive to large, sophisticated investors
Strong long-term growth potential
Highly complementary to Investment Services
business
Investment Management Attributes
* Minority ownership or joint venture.  See additional disclosures on pages 26-27 in Appendix.
+

UBS Global Financial Services Conference 2014
Investment
Management
– Investing in Our Franchise
8
Projected
Margin Impact (%)
0.2 (0.7) (1.1) (0.3) 0.5 1.5+ 2.0+
NOTE: Illustrative scenario based on current estimates.
Investing for Organic Growth
Investment Management
Individuals as Investors
• Intermediaries
Expand and enhance distribution, marketing
and solutions development
• Direct
Increase Wealth Management presence,
sales, private banking and related services
APAC Strategy • Develop local solutions, marketing, sales and operations capabilities
Projected Margin Impact of
Investment Management Initiatives

UBS Global Financial Services Conference 2014
Investment Services – Facing Challenging Operating Environment

Business Performance Dynamics
Longer Term Trends Current Operating Environment
• Solid demand for custody- and clearing-
related solutions
• Net new business wins
• Organic growth initiatives
• Strong pipelines, particularly relative to
middle- and back-office solutions
• Lower short-term interest rates
Pressure on net interest revenue /
margin
Money market fee waivers
(significant for BNY Mellon due to
large money funds business)
• Lower volatility and trading volumes
• Reduced structured debt market activity
High margin structured debt
securitizations run-off (Corporate
Trust)
• Expense pressure from compliance / risk /
control functions and legal / litigation
BNY Mellon-specific (e.g. Tri-Party
Reform)

UBS Global Financial Services Conference 2014
Investment Services – Facing Challenging Operating Environment

Performance Drivers
Investment
Services Fees
(adjusted)
• ~11%  CAGR reflects:
Ancillary Revenue:
• ~1%  CAGR decline reflects lower:
Net Interest Revenue Market rates and narrower spreads
Foreign Exchange Volumes and volatility
Securities Lending
Short-term interest rates and
volumes
Issuer
Services Fees
(ex. money market
fee waivers)
• ~7%  CAGR decline reflects:
NOTE: Adjusted Investment Services fees excludes Issuer Services, Securities
Lending revenue and the impact of money market fee waivers.
higher core Asset Servicing fees
-- acquisitions, net new business
and higher market values
higher Clearing services –
mutual fund, asset-based fees
and new business
lower corporate trust fees --
run-off  in structured debt
securitizations
divestiture of Shareowner
Services
$10,160
$8,753

UBS Global Financial Services Conference 2014
Investment Services – Investing in Our Franchise

Investing for Organic Growth
Investment Services
Leveraging Investment Services scale
• Develop strategic platform solutions; attractive to broader range of large institutional clients
Global Collateral Services
• Enhance collateral systems; supporting liquidity, global collateral management and evolving European custody infrastructure
Foreign Exchange trading platform
• Enhance electronic platform; increase connectivity to clients on third-party  communication networks
HedgeMark
• Provider of hedge fund managed account and risk analytics
services
Measuring our Success
• Investment Services fees growing faster
than AUC/A
• FX volume growth outpacing industry
• Continued improvement in Investment
Services coverage ratio*
* Coverage ratio represents Investment
Services fees as a percentage of noninterest
expense. Noninterest expense excludes
amortization of intangible assets, support
agreement charges and litigation expense.

UBS Global Financial Services Conference 2014
Focused on Expense Control and Operating Leverage

Bending the Cost Curve
Technology
• Getting more out of existing investment
• Insourcing application development and lowering unit cost
Managing
Real Estate
• Consolidating our space – net reduction of ~700,000 square feet in New York City
Consolidating
Platforms
• Custody: three platforms to one
• Fund accounting: five platforms to three
Re-engineering
• Rationalizing our staffing
• Simplifying and automating global processes
• ~$80-100MM severance charge in 2Q14; >$100MM annual
run-rate savings
1
~50% of run-rate savings expected to be achieved in 2H14
1
Total Corporation actual operating expense may increase or decrease due to other factors.

UBS Global Financial Services Conference 2014
Provides Financial Flexibility…
Strong Capital Position and Returns
(At 3/31/14)
Estimated Common Equity Tier 1
Ratio, fully phased-in
(Non-GAAP) 1
Standardized Advanced
11.1% 10.7%
Return on Tangible Common
Equity
(Non-GAAP) 1
17%
13
2011 2012 2013 2014 CCAR Plan
Share Repurchases
2
$873MM or 36MM shares
(3% of shares outstanding)
$1.1B or 51MM shares
(4% of shares outstanding)
$1B or 35MM shares
(3% of shares outstanding)
$1.74B
(4% of shares outstanding)
3
Quarterly Dividend Increase +44% +0% +15% +13%
Payout Ratio 58% 73% 83% 93% 4
Well Positioned
for Stress Scenarios
Strong Capital Generation Provides Financial Flexibility
1 Represents a non-GAAP adjusted measure. See Appendix for a reconciliation. Additional disclosure regarding this measure and other non-GAAP adjusted measures are available in the
Corporation’s reports filed with the SEC, including our Form 10-Q for the quarter ended
March 31, 2014, available at
www.bnymellon.com/investorrelations.
SOURCE: Federal Reserve – Dodd-Frank Act Stress Test (DFAST) 2014:
Supervisory Stress Test Methodology and Results
See Appendix for additional detail.
Least
Impact
2 Percent of outstanding shares repurchased is based on shares outstanding at the beginning (January 1) of each year, respectively.
3 Assumes shares repurchased at closing stock price of $35.27 (on 4/2/14) and total common shares outstanding of 1,142MM at 1/1/14.
4 Ratio calculated using Full Year 2014 First Call consensus net income estimates as a benchmark.
Most
Impact
Impact of DFAST Stress Test
Severely Adverse Scenario
on Basel I Tier 1 Common Ratio

UBS Global Financial Services Conference 2014
Impact of New Capital Regulations
Business Models Have Different Capital Constraints
14
Spot Capital Stress Capital
Sample
Institutions
Leverage
Bound Banks
• Trust Banks
• Securities Lenders
• Broker-Dealers
Risk-Based
Capital
Bound Banks
• Regional Banks
• Universal Banks
• Super-Regional
Banks
Potential Actions to Increase
Return on Equity
Increase deposits, lower funding costs
Invest in fee-based businesses that
generate deposits
Reduce risk-weighted assets
Potential Actions to Increase
Return on Equity
Reduce balance sheet
Increase risk-weighted assets
Invest in balance sheet-lite revenue streams
Low yielding assets
Expensive deposits
More yield on same balance sheet

UBS Global Financial Services Conference 2014
Corporate Trust
Near-Term Pressure, Positive Long-Term Outlook, Evaluating Options
15
Near-Term Profitability / Returns
Negatively Impacted by:
• Money market fee waivers
• Reduced net interest
revenue (lower deposit
values)
• Higher capital requirements
given balance sheet usage
Longer-Term
Outlook Positive
• Structured debt run-off
expected to abate in
next 18-24 months
• Stronger earnings and
operating margins with
normalized monetary
policy
Increased NIR due to
higher investment
yields on deposits
Reduced money-
market fee waivers
• Potential recovery in
non-agency mortgage-
backed market
What are we Doing?
• Exploring whether the business
is worth significantly more to
someone else
If yes, we may pursue sale
If no, we will retain and
continue to invest in the
business and benefit
from the anticipated upside
Includes the potential
redeployment of capital --
investments in our businesses;
dividends; share repurchases
Corporate Trust
Pretax Income
1
($millions)
1 Excludes the impact of intangible amortization and money market fee waivers.
• The process is expected to
conclude in the third quarter
• A sale and any subsequent use
of proceeds would be subject to
regulatory clearances

UBS Global Financial Services Conference 2014
Actively realigning the business model for the new regulatory environment
Investing in our franchise to drive organic growth
Bending the cost curve and driving positive operating leverage
Generating strong returns on tangible capital, enabling:
Investments in our businesses
Dividend increases
Share repurchases
Driving Shareholder Value

Positioned for Growth

APPENDIX ******* ******* ******* ******* ******* ******* ******* ******* ******* ******* *******

UBS Global Financial Services Conference 2014
Reconciliation Schedule
Business - Revenue and Pretax Income
* Totals exclude the Other segment. Pretax metrics exclude the impact of intangible amortization.
INVESTMENT SERVICES
INVESTMENT MANAGEMENT
TOTAL
INVESTMENT SERVICES
REVENUE
$ MILLION
INVESTMENT MANAGEMENT
TOTAL
2,603
975
778
2Q13
310
PRETAX INCOME
$ MILLION
2,568
949
804
3Q13
260
2,470
1,061
650
4Q13
301
2,477
970
700
1Q14
277
10,118
3,955
2,932
LTM 1Q14
14,073
1,148
4,080

UBS Global Financial Services Conference 2014
Reconciliation Schedule
Return on Tangible Common Equity and Net Income
Net Income   ($millions)
(Ex. Intangible Amortization)
2013
Net income – continuing operations $2,047
Intangible amortization – after-tax 220
M&I, litigation and restructuring 45
Net charge related to the
disallowance of certain tax credits 593
Adjusted Net Income
1
$2,905
($millions)
Average Tangible Common Shareholders’ Equity
2013
Average Common Shareholders’ Equity $34,832
Average Goodwill (17,988)
Average Intangible Assets (4,619)
Deferred Tax Liability – tax deductible goodwill 1,302
Deferred Tax Liability – non-tax deductible intangible
assets 1,222
Average Tangible Common Shareholders’ Equity $14,749
Return on Tangible Common Equity
1
19.7%
20
1 Represents a non-GAAP adjusted measure. Additional disclosure regarding this and other non-GAAP adjusted measures is available in the Corporation’s reports filed with the SEC, including our
Annual Report for the year ended December 31, 2013, available at
www.bnymellon.com/investorrelations.
Net Income   ($millions)
2013 2012
Net income – continuing
operations $2,047 $2,427
Net charge related to the
disallowance of certain tax
credits 593 -
Adjusted Net Income
1
$2,640 $2,427
Adjusted Net Income  8.8%

UBS Global Financial Services Conference 2014
Reconciliation Schedule
Return on Tangible Common Equity and Net Income
Net Income   ($millions)
(Ex. Intangible Amortization)
1Q14
Net income – continuing operations $661
Intangible amortization – after-tax 49
M&I, litigation and restructuring (7)
Adjusted Net Income
1
$703
($millions)
Average Tangible Common Shareholders’ Equity
1Q14
Average Common Shareholders’ Equity $36,289
Average Goodwill (18,072)
Average Intangible Assets (4,422)
Deferred Tax Liability – tax deductible goodwill 1,306
Deferred Tax Liability – non-tax deductible intangible
assets 1,259
Average Tangible Common Shareholders’ Equity $16,360
Return on Tangible Common Equity
1
17.4%
21
1 Represents a non-GAAP adjusted measure. Additional disclosure regarding this and other non-GAAP adjusted measures is available in the Corporation’s reports filed with the
SEC, including our Form 10-Q for the quarter ended March 31, 2014, available at
www.bnymellon.com/investorrelations.
Net Income   ($millions)
1Q14 1Q13
Net income – continuing
operations $661 ($266)
Net charge related to the
disallowance of certain
tax credits - 854
Adjusted Net Income
1
$661 $588
Adjusted Net Income 12.4%

UBS Global Financial Services Conference 2014
Reconciliation Schedule
Estimated Common Equity Tier 1 Ratio, Fully Phased-in
($millions)
Basel III Capital Components and Ratios at March 31, 2014
Fully phased-in
Basel III
Common Equity $36,424
Goodwill and Intangible Assets (19,915)
Net Pension Fund Assets (104)
Equity Method Investments (426)
Deferred Tax Assets (18)
Other (10)
Total Common Equity Tier 1 $15,951
Risk-weighted Assets – Standardized Approach $143,882
Risk-weighted Assets – Advanced Approach $148,736
Estimated Basel III CET1 ratio – Standardized Approach (Non-GAAP)
1
11.1%
Estimated Basel III CET1 ratio – Advanced Approach (Non-GAAP)
1
10.7%
22
1Represents a non-GAAP adjusted measure.  Additional disclosure regarding this measure and other non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, including our Form 10-Q for the quarter ended March 31, 2014, available at
www.bnymellon.com/investorrelations.
At March 31, 2014, the estimated fully phased-in Basel III CET1 ratio is based on our interpretation of the final rules released by the Federal Reserve on July 2, 2013, which will be gradually phased-in over a multi-year period. Consistent with historic practice, the risk-based capital ratios do not include the impact of the total consolidated assets of certain consolidated investment management funds. If the Company is required to include the net impact of such total consolidated assets, it would decrease the fully phased-in CET1 ratio under the Standardized Approach by approximately 60 basis points and the Advanced Approach by approximately 90 basis points at March 31, 2014.
See additional disclosures in our Form 10-Q for the quarter ended March 31, 2014, available at
www.bnymellon.com/investorrelations.

UBS Global Financial Services Conference 2014
Dodd-Frank Act Stress Test – Severely Adverse Scenario
Impact on Tier 1 Common Equity Ratio
Bank Holding Company
Ticker/
Identifier
Tier 1 Common Ratio (%)
Stress
Impact
Actual Q3 2013 Ending Minimum
American Express Company AXP 12.8 14.0 12.1 0.7
BNY Mellon BK 14.1 16.1 13.1 1.0
BB&T Corporation BBT 9.4 8.4 8.4 1.0
SunTrust Banks STI 9.9 9.0 8.8 1.1
U.S. Bancorp USB 9.3 8.3 8.2 1.1
PNC Financial Services Group PNC 10.3 9.0 9.0 1.3
Northern Trust Corporation NTRS 13.1 11.7 11.7 1.4
Discover Financial Services DFS 14.7 13.7 13.2 1.5
Fifth Third Bancorp FITB 9.9 8.4 8.4 1.5
Ally Financial ALLY 7.9 6.3 6.3 1.6
KeyCorp KEY 11.2 9.3 9.2 2.0
Regions Financial Corporation RF 11.0 9.0 8.9 2.1
Comerica Incorporated CMA 10.7 8.6 8.6 2.1
State Street Corporation STT 15.5 14.7 13.3 2.2
Wells Fargo & Company WFC 10.6 8.2 8.2 2.4
M&T Bank Corporation MTB 9.1 6.2 6.2 2.9
UnionBanCal Corporation UNB 11.1 8.1 8.1 3.0
BBVA  Compass Bancshares BBVA 11.6 8.5 8.5 3.1
RBS Citizens Financial Group RBS 13.9 10.7 10.7 3.2
BMO Financial Corp. BMO 10.8 7.6 7.6 3.2
Huntington Bancshares Incorporated HBAN 10.9 7.4 7.4 3.5
JPMorgan Chase & Co. JPM 10.5 6.7 6.3 4.2
Capital One Financial Corporation COF 12.7 7.8 7.8 4.9
Bank of America Corporation BAC 11.1 6.0 5.9 5.2
Citigroup C 12.7 7.2 7.2 5.5
Santander Holdings USA SC 13.7 7.3 7.3 6.4
Morgan Stanley MS 12.6 7.6 6.1 6.5
Zions Bancorporation ZB 10.5 3.6 3.6 6.9
Goldman Sachs Group GS 14.2 9.2 6.9 7.3
HSBC North America Holdings HSBC 14.7 6.6 6.6 8.1
SOURCE:
Federal Reserve – Dodd-Frank Act Stress
Test  (DFAST) 2014: Supervisory Stress
Test Methodology and Results

UBS Global Financial Services Conference 2014
Asset Servicing: Largest global custodian ranked by
Assets Under Custody and / or Administration
Source:  Globalcustody.net, 2013, data as of June 30, 2013 or as otherwise noted by relevant ranked entity.
Broker-Dealer Services:  #1 (U.S.), growing globally
Leading provider of U.S. Government Securities clearance services
Source: Federal Reserve Bank of New York - Fedwire Securities High
Volume Customer Report, March 2013
Alternative Investment Services:  #3 fund administrator
Based on single manager funds and funds of hedge fund assets under administration combined.
Source: HFMWeek 20th Biannual AuA Survey - June 2013
Corporate Trust:  #1 Global Corporate Trust Service
Provider
Source: Thomson Reuters and Dealogic, first quarter, 2013
Depositary Receipts: #1 in market share (~60%)
Leader in sponsored global depositary receipts programs
Source: BNY Mellon. Data as of December 31, 2013
Pershing:  #1 U.S. clearing firm
Pershing LLC., ranked by number of broker-dealer customers
Source: Investment News, 2012
Treasury Services: Top 5 in USD payments
Fifth largest participant in CHIPS funds transfer volume
Fifth largest Fedwire payment processor
Source: CHIPS High Volume Customer Report, June 2013 and
Fedwire High Volume Customer Report, June 2013
Asset Management
Eighth largest global asset manager
Source: Pensions & Investments, November 2013
Wealth Management
Seventh largest U.S. wealth manager
Source: Barron’s, Sept 2013
Disclosures

UBS Global Financial Services Conference 2014
Disclosures
All statistics are global and represent the minimum number of BNY Mellon client relationships in each category.
•
Fortune 500 (as of 12/31/13)
// Fortune
magazine, May 2013; Global 500 data
•
Central Banks (as of June 2013)
// CIA World Factbook, IMF, annual reports
•
Pensions & EB Funds (as of 2/26/14)
// Reprinted with permission of Pensions & Investments, Copyright 2013 // Metric is Plan Assets, Millions (converted in thousands)
•
Endowments (as of 2/26/14)
// Reprinted with permission of NACUBO, Copyright 2013 // Metric is Total Market Value of Endowments, in thousands, as of FYE 2011
// Data source used by P&I Magazine
•
Life & Health Insurance Companies (as of 2/26/14)
// Reprinted with permission of A.M. Best Company, Inc., Copyright 2013 // Metric is 2012 Total Admitted Assets, in thousands
•
QS World Universities Top 50 (of 400 listed) (as of 12/31/2013)
// www.topuniversities.com/university-rankings/world-university-rankings/2013

UBS Global Financial Services Conference 2014
Disclosures
BNY Mellon Investment Management is one of the world’s leading investment management organizations and one of the top U.S. wealth managers, encompassing BNY Mellon’s affiliated investment management firms, wealth management organization and global distribution companies.  BNY
Mellon is the corporate brand of The Bank of New York Mellon Corporation and may also be used as a generic term to reference the Corporation as a whole or its various subsidiaries generally. Products and services may be provided under various brand names and in various countries by subsidiaries, affiliates and joint ventures of The Bank of New York Mellon Corporation where authorized and regulated as required within each jurisdiction.
Products or services described herein are provided by BNY Mellon, its subsidiaries, affiliates or related companies and may be provided in various countries by one or more of these companies where authorized and regulated as required within each jurisdiction. Certain investment vehicles may only be offered through regulated entities or licensed individuals, such as a bank, a broker-dealer or an insurance company. However, this material is not intended, nor should be construed, as an offer or solicitation of services or products or an endorsement thereof in any jurisdiction or in any circumstance that is otherwise unlawful or unauthorized. The investment products and services mentioned here are not insured by the FDIC
(or any other state or federal agency), are not deposits of or guaranteed by any bank, and may lose value.
This material is not intended as an offer to sell or a solicitation of an offer to buy any security, and it is not provided as a sales or advertising communication and does not constitute investment advice. MBSC Securities Corporation, a registered broker-dealer, FINRA member and wholly owned subsidiary of BNY Mellon, has entered into agreements to offer securities in the U.S. on behalf of certain BNY Mellon Investment
Management firms.
Securities in Canada are offered through BNY Mellon Asset Management Canada Ltd., registered as a Portfolio Manager and Exempt Market Dealer in all provinces and territories of Canada, and as an Investment Fund Manager and Commodity Trading Manager in Ontario.
The value of investments and the income from them is not guaranteed and can fall as well as rise due to stock market and currency movements.
When you sell your investment you may get back less than you originally invested.
Rankings include assets managed by BNY Mellon’s investment boutiques and BNY Mellon Wealth Management. Each ranking may not include the same mix of firms.
Unless otherwise noted, all references to assets under management (which are approximate) are as of 3/31/14.  Assets under management (AUM) /
overlay under management (OUM) for The Boston Company Asset Management, EACM Advisors, Mellon Capital Management Corporation and
Standish Mellon Asset Management Company LLC includes assets managed by those individual firms’ officers as associated persons, dual officers or employees of The Dreyfus Corporation.  In addition, AUM/OUM for the following firms includes assets managed by them as non-discretionary investment manager for, or by the individual firms’ officers as dual officers or employees of, The Bank of New York Mellon: The Dreyfus Corporation
and its BNY Mellon Cash Investment Strategies division, The Boston Company Asset Management, LLC, CenterSquare Investment Management,
Inc, Mellon Capital Management Corporation, Newton Capital Management Limited (part of The Newton Group) and Standish Mellon Asset
Management Company LLC.
Alcentra Limited, Insight Investment Management Limited, Newton Capital Management Limited, Newton Investment Management Limited and
Walter Scott & Partners Limited are authorized and regulated by the Financial Conduct Authority. The registered address for Alcentra Limited is 10
Gresham Street, London, EC2V7JD, England. The registered address for Insight Investment and Newton is BNY Mellon Centre, 160 Queen Victoria
Street, London, EC4V 4LA, England. The registered address for Walter Scott is One Charlotte Square, Edinburgh, EH2 4DR, Scotland.
Assets under management include assets managed by both Alcentra Ltd. and Alcentra NY, LLC.
BNY Mellon Cash Investment Strategies (CIS) is a division of The Dreyfus Corporation.

UBS Global Financial Services Conference 2014
Disclosures
BNY Mellon Investment Strategy & Solutions Group (“ISSG”) is part of The Bank of New York Mellon (“Bank”).  In the US, ISSG offers products and services through the Bank, including investment strategies that are developed by affiliated BNY Mellon Investment Management advisory firms and managed by officers of such affiliated firms acting in their capacities as dual officers of the Bank.
BNY Mellon Western FMC, Insight Investment Management Limited and Meriten Investment Management GmbH do not offer services in the U.S.
This presentation does not constitute an offer to sell, or a solicitation of an offer to purchase, any of the firms’ services or funds to any U.S. investor, or where otherwise unlawful.
BNY Mellon Western Fund Management Company Limited is a joint venture between The Bank of New York Mellon Corporation (49%) and China-
based Western Securities Company Ltd (51%). The firm does not offer services outside of the People's Republic of China.
BNY Mellon owns 90% of The Boston Company Asset Management, LLC and the remainder is owned by employees of the firm.
BNY Mellon owns a 19.9% minority interest in The Hamon Investment Group Pte Limited, the parent company of Blackfriars Asset Management
Limited and Hamon Asian Advisors Limited which both offer investment services in the U.S.
Insight investment's assets under management are represented by the value of cash securities and other economic exposure managed for clients.
Services offered in the U.S., Canada and Australia by Pareto Investment Management Limited under the Insight Pareto brand.
Mellon Capital Management Corporation AUM includes $6.1 billion in overlay strategies.
Meriten Investment Management GmbH does not offer services in the U.S It was formerly known as WestLB Mellon Asset Management KAG mbH.
The Newton Group (“Newton”) is comprised of the following affiliated companies: Newton Investment Management Limited, Newton Capital
Management Limited (NCM Ltd) and Newton Capital Management LLC (NCM LLC). NCM LLC personnel are supervised persons of NCM Ltd and
NCM LLC does not provide investment advice, all of which is conducted by NCM Ltd. Only NCM LLC and NCM Ltd offer services in the U.S. AUM for the Newton Group include assets managed by all of these companies (except NCM LLC). In addition, AUM for the Firm may include assets managed by the firm's officers as dual officers or employees of The Bank of New York Mellon and assets of wrap fee account(s) and high net worth client model(s) for which Newton Capital Management Limited provides advice in the form of non-discretionary model portfolios.
BNY Mellon owns a 20% interest in Siguler Guff & Company, LP and certain related entities (including Siguler Guff Advisers, LLC).
Walter Scott’s AUM excludes advisory-only assets of $3.4 billion.
Securities transactions are effected, where required, only through registered broker-dealers.  Pershing is the umbrella name for Pershing LLC
(member FINRA, SIPC and NYSE), Pershing Advisor Solutions (member FINRA and SIPC), Pershing Prime Services (a service of Pershing LLC),
Pershing Limited (UK), Pershing Securities Limited, Pershing Securities International Limited (Ireland), Pershing (Channel Islands) Limited, Pershing
Securities Canada Limited, Pershing Securities Singapore Private Limited and Pershing Securities Australia Pty. Ltd.    SIPC protects securities in
customer accounts of its members up to $500,000 in securities (including $250,000 for claims for cash).  Explanatory brochure available upon request or at www.sipc.org.  SIPC does not protect against loss due to market fluctuation.  SIPC protection is not the same as, and should not be confused with, FDIC insurance. Investment products (other than deposit products) referenced in this brochure (including money market funds) are not insured by the FDIC (or any other state or federal agency), are not deposits of or guaranteed by BNY Mellon or any bank or non-bank subsidiary thereof, and are subject to investment risk, including the loss of principal amount invested.
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